Share-Based Compensation - Weighted Average Assumptions of PSUs (Details) - PSUs - year	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Disclosure of terms and conditions of share-based payment arrangement [line items]
Risk-free annual interest rate	2.60%	4.76%
Dividend yield	0.00%	0.00%
Expected stock price volatility	84.20%	90.65%
Expected stock price volatility of peer group	83.17%	91.51%
Expected life of options (years)	3	3
Forfeiture rate	14.94%	12.45%
Equity correlation against peer group	44.87%	39.14%